EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Eason Education Kingdom Holdings, Inc. (formerly known as Han Logistics, Inc.) (the “Company”) on Form 10-Q for the fiscal period ended June 30, 2015 (the “Report”), I, Cheng Kin Ning, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1)	The Report fully complies with the requirement of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

2)	The information contained in the Report fairly presents, in all material respects, the Company's financial position and results of operations.

Date: August 14, 2015	By:	/s/ Cheng Kin Ning
Cheng Kin Ning
Chief Financial Officer